UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012 (January 3, 2012)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 4, 2012, Chesapeake Energy Corporation (the “Company”), issued a press release announcing preliminary 2011 operational results and its progress in achieving its production and long-term debt reduction goals set forth in its 30/25 Plan.  A copy of this press release is attached as Exhibit 99.1 to this Current Report.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 3, 2012, the Company issued a press release announcing the completion of a joint venture transaction with Total E&P USA, Inc. (“Total”), a wholly owned subsidiary of Total S.A. (NYSE:TOT, FP:FP).  A copy of this press release is attached as Exhibit 99.2 to this Current Report.

On January 9, 2012, the Company issued a press release announcing the date that it will issue its 2011 fourth quarter and full year financial and operational results.  The press release also provided information for accessing the related conference call.  A copy of this press release is attached as Exhibit 99.3 to this Current Report.

Section 8 – Other Events

Item 8.01 Other Events.

On January 3, 2012, the Company announced the completion of a joint venture transaction with Total, whereby Total acquired an undivided 25% interest in approximately 619,000 net acres in the Utica Shale (the “JV Acreage”).  Of the JV Acreage, approximately 542,000 net acres were contributed to the joint venture by the Company and approximately 77,000 net acres were contributed by Houston-based EnerVest, Ltd. and its affiliates (“EnerVest”).  The joint venture area covers all or a portion of 10 counties in eastern Ohio.

The transaction, which closed on Friday, December 30, 2011, resulted in combined value of approximately $2.32 billion, of which approximately $2.03 billion was received by the Company and approximately $290 million by EnerVest.  Approximately $610 million was paid to the Company in cash at closing and approximately $1.42 billion will be paid in the form of a drilling and completion cost carry, which the Company anticipates fully receiving by year-end 2014.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:           January 9, 2012

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated January 4, 2012 – Preliminary operational results and 30/25 Plan update

99.2	Chesapeake Energy Corporation press release dated January 3, 2012 – Utica Shale joint venture with Total E&P, USA, Inc.

99.3	Chesapeake Energy Corporation press release dated January 9, 2012 – 2011 fourth quarter and full year operational and financial results release date